UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On September 16, 2008, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”), and certain of the Companies’ subsidiaries (the “Subsidiaries”), entered into a Third Loan Modification Agreement (“Third Modified Loan Agreement”) with Manufacturers and Traders Trust Company (the “Bank”).  The Third Modified Loan Agreement amends the original Loan Agreement and Note entered into by the Companies and the Bank on April 20, 2006, in the original principal amount of $10,000,000, as amended by a Modified Loan Agreement and Note entered into by the Companies and Bank on June 15, 2007.  Under the terms of the June 15, 2007 Modified Loan Agreement and Note, the Bank had increased the line of credit by an aggregate amount of $15,000,000, to a maximum amount of $25,000,000 (the “Line of Credit”) available to the Companies and the Subsidiaries (collectively, the “Borrowers”).

Under the terms of the Third Modified Loan Agreement, the construction Line of Credit sub-loan in the original amount of $3,500,000, which was modified on June 15, 2007 to $6,000,000, has been increased to $7,900,000 to fund the completion of construction of units in the Companies’ land development projects.

Also under the terms of the Third Modified Loan Agreement, the site development sub-loan in the original amount of $6,500,000, which was modified on June 15, 2007 to $12,900,000, has been decreased to $11,000,000.  This sub-loan is for the completion of the infrastructure improvements to the Companies’ land development projects.

The foregoing is only a summary of the Third Modified Loan Agreement.  You are urged to read the Third Modified Loan Agreement in its entirety for a more complete description of the terms and conditions.  A copy of the Third Modified Loan Agreement is attached hereto as Exhibit 10.1.

The Companies previously filed a Form 8-K reporting the entry into the Original Loan Agreement and Note on April 25, 2006 and, on June 21, 2007, filed a Form 8-K reporting the entry into the Modified Loan Agreement and Note.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The description of the Line of Credit and the terms and conditions of the Modified Loan Agreement in “Item 1.01. Entry into a Material Definitive Agreement” of this Report is incorporated into this Item 2.03 by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1

Third Loan Modification Agreement, dated September 16, 2008, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: September 22, 2008	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Loan Modification Agreement, dated September 16, 2008, between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Co., Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company and Jack Frost National Golf Course, Inc. and Manufacturers and Traders Trust Company.